EXHIBIT 10.2

                FORM OF IP GATEWAY COMMERCIAL SERVICE AGREEMENT


blank Image Omitted
blank Image Omitted
blank Image Omitted
blank Image Omitted
blank Image Omitted
blank Image Omitted
blank Image Omitted